EXHIBIT 4.1k




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                 THIRTEENTH AMENDMENT AND MODIFICATION AGREEMENT

                                  by and among

                                  JOULE, INC.,
                                 as the Borrower

                                       and

                         JOULE TECHNICAL SERVICES, INC.,
                       JOULE TECHNICAL STAFFING, INC. and
                         JOULE STAFFING SERVICES, INC.,
                    collectively as the Corporate Guarantors

                                       and

                              FLEET NATIONAL BANK,
                     as successor by merger to Summit Bank,
                                  as the Lender


                           Dated: September 15, 2001

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                 THIRTEENTH AMENDMENT AND MODIFICATION AGREEMENT


     THIS THIRTEENTH AMENDMENT AND MODIFICATION AGREEMENT (hereinafter referred to as this "Thirteenth Amendment"), is made this ____ day of September, 2001, by and among,

     JOULE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal place of business located at 1245 Route 1 South, Edison, New Jersey 08837 (hereinafter referred to as the "Borrower"),

     AND

     JOULE TECHNICAL SERVICES, INC., as successor-in-interest pursuant to the merger of JOULE ENGINEERING CORP., JOULE TEMPORARIES CORPORATION, JOULE MAINTENANCE OF MARYLAND, INC., JOULE TECHNICAL CORPORATION, JOULE MAINTENANCE OF GIBBSTOWN, INC., JOULE MAINTENANCE OF NEW YORK, INC., TIGER MAINTENANCE AND JOULE MAINTENANCE CORPORATION, a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal place of business located at 1245 Route 1 South, Edison, New Jersey 08837 (hereinafter referred to as "Joule Technical Services, Inc."),

     AND

     JOULE TECHNICAL STAFFING, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal place of business located at 1245 Route 1 South, Edison, New Jersey 08837 (hereinafter referred to as "Joule Technical Staffing, Inc."),

     AND

     JOULE STAFFING SERVICES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal place of business located at 1245 Route 1 South, Edison, New Jersey 08837 (hereinafter referred to as "Joule Staffing Services" and hereinafter Joule Technical Services, Inc., Joule Technical Staffing, Inc. and Joule Staffing Services shall be collectively referred to as the "Corporate Guarantors"),

     AND

     FLEET NATIONAL BANK, as successor by merger to Summit Bank, a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at 210 Main Street, Hackensack, New Jersey 07601 (hereinafter sometimes referred to as "Fleet" and sometimes referred to as the "Lender").


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                              W I T N E S S E T H :

     WHEREAS, on or about February 20, 1991, the Borrower requested that Summit Bank (as predecessor-in-interest to Fleet, and in such capacity hereinafter referred to as "Summit"), and Summit agreed to, make a revolving credit loan in the aggregate principal amount of up to Four Million and 00/100 ($4,000,000.00) Dollars available to the Borrower for the purposes of: (i) refinancing certain of the Borrower's then existing indebtedness owed to First Fidelity Bank, National Association and (ii) financing the general working capital requirements of the Borrower (hereinafter referred to as the "Original Revolving Credit Loan"), all as more fully provided for in that certain Loan and Security Agreement dated February 20, 1991 (hereinafter referred to as the "Original Loan Agreement"), executed by and among the Borrower, the "Obligors" (as such term is defined in the Original Loan Agreement) and the Lender; and

     WHEREAS, the Original Revolving Credit Loan is evidenced by a certain Revolving Note dated February 20, 1991, executed by the Borrower, as the maker, and delivered to Summit, as the payee, in the original aggregate principal amount of the Original Revolving Credit Loan (hereinafter referred to as the "Original Revolving Note"); and

     WHEREAS, pursuant to the terms, conditions and provisions of the Original Loan Agreement, the Borrower, Joule Maintenance Corporation (hereinafter referred to as "Joule Maintenance Corporation"), Joule Maintenance of Gibbstown, Inc. (hereinafter referred to as "Joule Maintenance of Gibbstown, Inc."), Joule Engineering Corp. (hereinafter referred to as "Joule Engineering Corp."), Joule Engineering of California, Inc. (hereinafter referred to as "Joule Engineering of California, Inc."), Joule Technical Corporation (hereinafter referred to as "Joule Technical Corporation"), Joule Temporaries Corporation (hereinafter referred to as "Joule Temporaries Corporation"), Joule Maintenance of New York, Inc. (hereinafter referred to as "Joule Maintenance of New York, Inc."), Joule Maintenance of Maryland, Inc. (hereinafter referred to as "Joule Maintenance of Maryland, Inc."), Joule Engineering of Pennsylvania, Inc. (hereinafter referred to as "Joule Engineering of Pennsylvania, Inc."), Joule Constructors, Inc. (hereinafter referred to as "Joule Constructors, Inc."), Joule Temporaries of Edison, Inc. (hereinafter referred to as "Joule Temporaries of Edison, Inc."), Joule Temporaries of Parsippany, Inc. (hereinafter referred to as "Joule Temporaries of Parsippany, Inc."), Joule Operating Services, Inc. (hereinafter referred to as "Joule Operating Services, Inc."), Tiger Maintenance, Inc. (hereinafter referred to as "Tiger Maintenance, Inc.") and Joule Maintenance of Bayonne, Inc. (hereinafter referred to as "Joule Maintenance of Bayonne, Inc." and hereinafter Joule Maintenance Corporation, Joule Maintenance of Gibbstown, Inc., Joule Engineering Corp., Joule Engineering of California, Inc., Joule Technical Corporation, Joule Temporaries Corporation, Joule Maintenance of New York, Inc., Joule Maintenance of Maryland, Inc., Joule Engineering of Pennsylvania, Inc., Joule Constructors, Inc., Joule Temporaries of Edison, Inc., Joule Temporaries of Parsippany, Inc., Joule Operating Services, Inc., Tiger Maintenance, Inc., and Joule Maintenance of Bayonne, Inc. shall be collectively referred to as the "Original Corporate Guarantors") granted to Summit a valid first lien security interest in and to certain Collateral, as more fully and accurately described in the Original Loan Agreement; and


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     WHEREAS, as of February 20, 1991, Emanuel N. Logothetis,  an individual, as the guarantor (hereinafter referred to as the "Individual Guarantor"), executed and delivered to Summit, as the lender, a certain Individual Guaranty, pursuant to which the Individual Guarantor agreed to guaranty the full, prompt and unconditional payment when due of any and all present and future obligations or liabilities of any kind of the Borrower owing to Summit, including, without limitation, the repayment in full of the Original Revolving Credit Loan (hereinafter referred to as the "Original Individual Guaranty"); and

     WHEREAS, as of February 20, 1991, each Original Corporate Guarantor, each as a guarantor, executed and delivered to Summit, as the lender, a separate Corporate Guaranty, pursuant to which each Original Corporate Guarantor agreed to guaranty the full, prompt and unconditional payment of when due of any and all present and future obligations or liabilities of any kind of the Borrower owing to Summit, including, without limitation, the repayment in full of the Original Revolving Credit Loan (hereinafter collectively referred to as the "Original Corporate Guaranty"); and

     WHEREAS, on January 17, 1991, the Borrower, as the assignor, delivered to Summit, as the assignee, a certain Assignment of Life Insurance Policy as Collateral with respect to that certain life insurance policy no. U01426631 issued by the Hartford Insurance Company upon the life of the Individual Guarantor (hereinafter referred to as the "Original Assignment #1"), as collateral security for the Borrower's obligations under the Original Loan Agreement; and

     WHEREAS, on February 20, 1991, Joule Maintenance Corporation, as successor-in-interest to Joule Maintenance Corp., as the assignor, executed and delivered to Summit, as the assignee, a certain Collateral Assignment of
Contract Proceeds with respect to that certain contract between Joule Maintenance Corporation and the United States Government identified as Contract No. DAHC21-85-C-0021 (hereinafter referred to as the "Original Assignment #2"), as collateral security for the repayment of the liabilities and obligations of Joule Maintenance Corporation to Summit under the Original Loan Agreement and under the Original Corporate Guaranty; and

     WHEREAS, on September 1, 1991, the Borrower, as the maker, executed and delivered to Summit, as the payee, a certain Promissory Note for the purpose of extending the term of the Original Revolving Credit Loan from the then current maturity date of "September 1, 1991", to a new maturity date of "January 15, 1992" (hereinafter referred to as the "Extension Agreement #1"); and

     WHEREAS, on January 15, 1992, the Borrower, as the maker, executed and delivered to Summit, as the payee, a certain Master Advance Note for the purpose of extending the term of the Original Revolving Credit Loan from the then current maturity date of "January 15, 1992" to a new maturity date of "January 31, 1993" (hereinafter referred to as the "Extension Agreement #2"); and


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     WHEREAS,  on January 31, 1993,  the  Borrower,  as the maker,  executed and delivered to Summit, as the payee, a certain Master Advance Note for the purpose of extending the term of the Original Revolving Credit Loan from the then current maturity date of "January 31, 1993" to a new maturity date of "January 31, 1994" (hereinafter referred to as the "Extension Agreement #3"); and

     WHEREAS, on January 31, 1994, the Borrower, as the maker, executed and delivered to Summit, as the payee, a certain Master Advance Note for the purpose of extending the term of the Original Revolving Credit Loan from the then current maturity date of "January 31, 1994" to a new maturity date of "March 31, 1994" (hereinafter referred to as the "Extension Agreement #4"); and

     WHEREAS, on March 31, 1994, the Borrower, the Original Corporate Guarantors, the Individual Guarantor and Summit entered into a certain First Modification and Extension Agreement (hereinafter referred to as the "First Amendment") for the purposes of (i) in Article I, Section 1.1 of the Original Loan Agreement, extending the Termination Date of the Original Revolving Note from the then current Termination Date of "March 31, 1994" to a new Termination Date of "January 31, 1995"; (ii) amending and modifying Summit's address from the old address of "630 Franklin Boulevard, Somerset, New Jersey 08875" to "4365 Route 1 South, Princeton, New Jersey 08540"; (iii) providing for a mutual waiver of jury trial; and (iv) providing for semi-annual audits of the Collateral; and

     WHEREAS, on March 31, 1994, the Borrower, as the maker, executed and delivered to Summit, as the payee, a certain First Allonge to $4,000,000.00 Revolving Note (hereinafter referred to as the "First Allonge") for the purposes of (i) extending the maturity date of the Original Revolving Note from the then current maturity date of "March 31, 1994" to a new maturity date of "January 31, 1995"; and (ii) amending and modifying Summit's address from the old address of "630 Franklin Boulevard, Somerset, New Jersey 08875" to a new address of "4365 Route 1 South, Princeton, New Jersey 08540"; and

     WHEREAS, Joule Engineering of California, Inc., Joule Engineering of Pennsylvania, Inc., Joule Constructors, Inc., Joule Temporaries of Edison, Inc., Joule Temporaries of Parsippany, Inc. and Joule Operating Services, Inc. each had their respective charters revoked and are no longer doing business; and

     WHEREAS, as of January 31, 1995, the Borrower, the Original Corporate Guarantors, the Individual Guarantor and Summit entered into a certain Second Modification and Extension Agreement (hereinafter referred to as the "Second Amendment") for the purposes of (i) in Article I, Section 1.1 of the Original Loan Agreement, extending the Termination Date of the Original Revolving Note from the then current Termination Date of "January 31, 1995" to a new Termination Date of "January 31, 1996"; (ii) in Article II, Section 2.4 of the Original Loan Agreement, decreasing the interest rate from the then existing interest rate of "Base Rate plus one and one-half percent (1.5%) per annum" to a new interest rate of "Base Rate plus one percent (1.0%) per annum"; (iii) amending and modifying Summit's audits of the Collateral from semi-annual audits of the Collateral to annual audits of the Collateral; and (iv) amending and


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modifying   Summit's  name  from  the  then  existing  name  of  "United  Jersey
Bank/Central, N.A." to the new name of "United Jersey Bank"; and

     WHEREAS, as of January 31, 1995, the Borrower, as the maker, executed and delivered to Summit, as the payee, a certain Second Allonge to $4,000,000.00 Revolving Note (hereinafter referred to as the "Second Allonge") for the purposes of (i) extending the maturity date of the Original Revolving Note from the then current maturity date "January 31, 1995" to a new maturity date of "January 31, 1996"; (ii) decreasing the interest rate from the then existing interest rate of "Base Rate plus one and one-half percent (1.5%) per annum" to the new interest rate of "Base Rate plus one percent (1.0%) per annum"; and
(iii) amending and modifying the name of Summit from Summit's then existing name of "United Jersey Bank/Central, N.A." to Summit's new name of "United Jersey Bank"; and

     WHEREAS, on August 23, 1995, the Borrower, the Original Corporate Guarantors and Summit entered into a certain Third Modification and Extension Agreement (hereinafter referred to as the "Third Amendment") for the purposes of
(i) in Article I, Section 1.1 of the Original Loan Agreement, increasing the original aggregate principal amount of the Original Revolving Credit Loan from the then existing aggregate principal amount of "$4,000,000.00" to the new increased aggregate principal amount of "$4,500,000.00"; (ii) in Article I,
Section 1.1 of the Original Loan Agreement, extending the Termination Date of the Original Revolving Note from the then current Termination Date of "January 31, 1996" to a new Termination Date of "May 31, 1996"; (iii) in Article II,
Section 2.2 of the Original Loan Agreement, providing for the issuance of Letters of Credit; (iv) in Article V of the Original Loan Agreement, providing for a new section, Section 5.23, which provides for the Borrower's Maximum Debt to Tangible Net Worth Ratio of 2.0 -to- 1.0; (v) in Article V of the Original Loan Agreement, providing for a new section, Section 5.24, which provides for the Borrower's Maximum Debt Service Coverage Ratio of 1.5 -to- 1.0; (vi) providing for a release of the Individual Guarantor from the Original Individual Guaranty; and (vii) amending and modifying Summit's address from the then existing address of "4365 Route 1 South, Princeton, New Jersey 08540" to a new address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837"; and

     WHEREAS, on August 23, 1995, the Borrower, as the maker, executed and delivered to Summit, as the payee, a certain Third Allonge to $4,000,000.00 Revolving Note (hereinafter referred to as the "Third Allonge") for the purposes of (i) increasing the original aggregate principal amount of the Original Revolving Credit Loan from the then existing aggregate principal amount of "$4,000,000.00" to a new increased aggregate principal amount of "4,500,000.00";
(ii) extending the maturity date of the Original Revolving Note from the then current maturity date of "January 31, 1996" to a new maturity date of "May 31, 1996"; and (iii) amending and modifying Summit's address from the then existing address of "4365 Route 1 South, Princeton, New Jersey 08540" to a new address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837"; and

     WHEREAS, Joule Maintenance Corporation and Joule Maintenance of Bayonne, Inc. were merged and consolidated with and into Joule Maintenance Corporation with Joule Maintenance Corporation being the surviving entity; and


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     WHEREAS,  on  February  6,  1996,  the  Borrower,  the  Original  Corporate
Guarantors and Summit entered into a certain Fourth Modification and Extension Agreement (hereinafter referred to as the "Fourth Amendment") for the purposes of (i) in Article I, Section 1.1 of the Original Loan Agreement, providing for the definition of "Borrowing"; (ii) in Article I, Section 1.1 of the Original Loan Agreement, providing for the definition of "Eurodollar Affiliate"; (iii) in
Article I, Section 1.1 of the Original Loan Agreement, providing for the definition of "Eurodollar Interest Period"; (iv) in Article I, Section 1.1 of the Original Loan Agreement, providing for the definition of "Eurodollar Interest Payment Date"; (v) in Article I, Section 1.1 of the Original Loan
Agreement,   providing  for  the   definition  of   "Eurodollar   Interest  Rate
Determination  Date";  (vi) in  Article  I,  Section  1.1 of the  Original  Loan
Agreement,  providing  for the  definition  of  "Eurodollar  Portion";  (vii) in
Article I, Section 1.1 of the Original Loan Agreement, providing for the definition of "Eurodollar Rate"; (viii) in Article I, Section 1.1 of the Original Loan Agreement, providing of the definition of "Eurodollar Rate Loans";
(ix) in Article I, Section 1.1 of the Original Loan Agreement, providing for the definition of "Eurodollar Rate Taxes"; (x) in Article I, Section 1.1 of the Original Loan Agreement, providing for the definition of "Eurodollar Reserve Percentage"; (xi) in Article I, Section 1.1 of the Original Loan Agreement, providing for the definition of "Funding Segment"; (xii) in Article II, Section
2.4 of the Original Loan Agreement, deleting the then existing Section 2.4 and inserting a new Section 2.4 which provides that the Borrower may select an interest rate from the interest rate options between either (1) the Base Rate option or (2) the Eurodollar Rate Option; (xiii) in Article II of the Original Loan Agreement, providing for a new section, Section 2.11, which provides for the Borrower's payment of an unused commitment fee; and (xiv) in Article II of the Original Loan Agreement, providing for a new section, Section 2.12, which provides for the special provisions governing Eurodollar Rate Loans; and

     WHEREAS, on February 6, 1996, the Borrower, as the maker, executed and delivered to Summit, as the payee, a certain Fourth Allonge to $4,000,000.00 Revolving Note (hereinafter referred to as the "Fourth Allonge") for the purpose of deleting the then existing Paragraph 2 of the Original Revolving Note and inserting a new Paragraph 2 which provides that the interest rate to be charged on the outstanding aggregate principal amount of the Loan shall be set forth in
Article II, Section 2.4 of the Original Loan Agreement; and

     WHEREAS, as of May 31, 1996, the Borrower, as the maker, executed and delivered to Summit, as the payee, a certain Fifth Allonge to $4,000,000.00 Revolving Note (hereinafter referred to as the "Fifth Allonge") for the purpose of extending the maturity date of the Original Revolving Note from the then existing maturity date of "May 31, 1996" to a new maturity date of "May 31, 1997"; and

     WHEREAS, as of May 31, 1996, the Borrower, the Original Corporate Guarantors and Summit entered into a certain Fifth Modification and Extension Agreement (hereinafter referred to as the "Fifth Amendment") for the purpose of extending the Termination Date of the Original Revolving Note in Article I,
Section 1.1 of the Original Loan Agreement from the then existing Termination Date of "May 31,1996" to a new Termination Date of "May 31, 1997"; and


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     WHEREAS, pursuant to a certain Certificate of Merger from the Office of the
Secretary of State of the State of New Jersey dated February 3, 1997, Joule Engineering Corp., Joule Temporaries Corporation, Joule Maintenance of Maryland, Inc., Joule Technical Corporation, Joule Maintenance of Gibbstown, Inc. and Joule Maintenance of New York, Inc. were all merged with and into Joule Technical Services, Inc. with Joule Technical Services, Inc. being the surviving entity; and

     WHEREAS, Tiger Maintenance is no longer doing business and has had its charter revoked; and

     WHEREAS, as of May 31, 1997, the Borrower, Joule Technical Services, Inc., Joule Technical Staffing, Inc., Joule Maintenance Corporation and Summit entered into a certain Sixth Modification and Extension Agreement (hereinafter referred to as the "Sixth Amendment"), for the purposes of (i) in Article I, Section 1.1 of the Original Loan Agreement, deleting the then existing definition of "Corporate Guarantors" and inserting a new definition of "Corporate Guarantors" in its place and stead; (ii) in Article I, Section 1.1 of the Original Loan Agreement, extending the Termination Date of the Original Revolving Note from the then existing Termination Date of "May 31, 1997" to a new Termination Date of "May 31,1998"; (iii) in Article V, Section 5.8(d) of the Original Loan Agreement providing for the consolidated balance sheet of the Obligors; (iv) in the Original Loan Agreement, amending and modifying Summit's address from the then existing address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837" to a new address of "210 Main Street, Hackensack, New Jersey 07601"; (v) in the "Loan Documents" (as such term is defined in the Original Loan Agreement, hereinafter referred to as the "Original Loan Documents"), providing that any and all references to the "Corporate Guarantors" shall be deemed to refer to Joule Technical Services, Inc., Joule Technical Staffing, Inc. and Joule Maintenance Corporation; (vi) in the Original Loan Documents, deleting any and all references to the then existing maturity date of "May 31, 1997" and inserting a new maturity date of "May 31, 1998" in their place and stead; and (vii) in the Original Loan Documents, amending and modifying Summit's address from the then existing address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837" to a new address of "210 Main Street, Hackensack, New Jersey 07601"; and

     WHEREAS,  as of May 31,  1997,  the  Borrower  as the maker,  executed  and delivered to Summit, as the payee, a certain Sixth Allonge to $4,000,000.00 Revolving Note (hereinafter referred to as the "Sixth Allonge") for the purposes of (i) extending the maturity date of the Original Revolving Note from the then existing maturity date of "May 31, 1997" to a new maturity date of "May 31, 1998"; and (ii) amending and modifying Summit's address from the then existing address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837" to a new address of "210 Main Street, Hackensack, New Jersey 07601"; and


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

     WHEREAS, as of May 31, 1998, the Borrower, as the maker, has executed and delivered to Summit, as the payee, a certain Seventh Allonge to $4,000,000.00 Revolving Note Dated February 21, 1991 (hereinafter referred to as the "Seventh Allonge") for the purpose of extending the maturity date of the Original Revolving Note from the then existing maturity date of "May 31, 1998" to a new maturity date of "May 31, 1999"; and

     WHEREAS, as of May 31, 1998, the Borrower, Joule Technical Services, Inc., Joule Technical Staffing, Inc., Joule Maintenance Corporation and Summit entered into a certain Seventh Amendment and Modification Agreement (hereinafter referred to as the "Seventh Amendment") for the purposes of (i) in Article I,
Section 1.1 of the Original Loan Agreement, amending and modifying the definition of "Loan Documents" to provide for the Extension Agreement #1, the Extension Agreement #2, the Extension Agreement #3, the Extension Agreement #4, the First Amendment, the First Allonge, the Second Modification, the Second Allonge, the Third Amendment, the Third Allonge, the Fourth Amendment, the Fourth Allonge, the Fifth Amendment, the Fifth Allonge, the Sixth Amendment, the Sixth Allonge, the Seventh Allonge and the Seventh Amendment; (ii) in Article I,
Section 1.1 of the Original Loan Agreement, extending the Termination Date of the Original Revolving Note from the then existing Termination Date of "May 31, 1998" to a new Termination Date of "May 31, 1999"; (iii) in Article I, Section
1.1 of the  Original  Loan  Agreement,  providing  for the new  definitions  of:
"Extension Agreement #1", "Extension Agreement #2", "Extension Agreement #3", "Extension Agreement #4", "First Amendment", "First Allonge", "Second Modification", "Second Allonge", "Third Amendment", "Third Allonge", "Fourth Amendment", "Fourth Allonge", "Fifth Amendment", "Fifth Allonge", "Sixth Amendment", "Sixth Allonge", "Seventh Allonge" and "Seventh Amendment"; (iv) in
Article II, Section 2.4 of the Original Loan Agreement, amending and modifying the interest rate options from the then existing interest rate options of (a) Base Rate or (b) two and one-quarter percent (2.25%) over the Eurodollar Rate to the new interest rate options of (1) Base Rate minus one quarter percent (0.25%) or (2) one and one-half percent (1.5%) over the Eurodollar Rate; (v) in Article II, Section 2.11 of the Original Loan Agreement, deleting the unused commitment fee; (vi) in the Original Loan Documents, deleting any and all references to the then existing maturity date of "May 31, 1998" and inserting a new maturity date of "May 31, 1999" in their place and stead; (vii) in Article V of the Original Loan Agreement, providing for a new Section 5.23 with respect to the year 2000;
(viii) in the Original Loan Documents, providing that any and all references to the "Revolving Note" shall be deemed to refer to the Original Revolving Note as amended and modified up through and including the Seventh Allonge; and (ix) in the Original Loan Documents, providing that any and all references to the "Loan Agreement" shall be deemed to refer to the Original Loan Agreement as amended and modified up through and including the Seventh Amendment; and

     WHEREAS, on February 5, 1999, the Borrower, as the maker, executed and delivered to Summit, as the payee, a certain Eighth Allonge to $4,000,000.00 Revolving Note Dated February 21, 1991 (hereinafter referred to as the "Eighth Allonge") for the purposes of (i) amending and modifying the aggregate principal amount of the Original Revolving Credit Loan from the then existing aggregate principal amount of "$4,500,000.00" to a new, increased aggregate principal amount of "$6,000,000.00"; (ii) extending the maturity date of the Original Revolving Note from the then existing maturity date of "May 31, 1999" to a new maturity date of "May 31, 2000"; and (iii) in Paragraph 5 of the Original Revolving Note, deleting the then existing Paragraph 5 and inserting a new Paragraph 5 in its place and stead; and

      WHEREAS, on February 5, 1999, the Borrower, Joule Technical Services, Inc., Joule Technical Staffing, Inc., Joule Maintenance Corporation and Summit entered into a certain

Eighth Amendment and Modification Agreement (hereinafter referred to as the "Eighth Amendment") for the purposes of (i) in Article I, Section 1.1 of the Original Loan Agreement, increasing the Commitment amount of the Original
Revolving Credit Loan from the then existing Commitment amount of "$4,500,000.00" to a new, increased Commitment amount of "$6,000,000.00"; (ii) in Article I, Section 1.1 of the Original Loan Agreement, amending and modifying the definition of "Loan Documents" to provide for the Eighth Allonge and the Eighth Amendment; (iii) in Article I, Section 1.1 of the Loan Agreement, extending the Termination Date of the Original Revolving Note from the then existing Termination Date of "May 31, 1999" to a new Termination Date of "May 31, 2000"; (iv) in Article I, Section 1.1 of the Original Loan Agreement, providing for the new definitions of "Eighth Allonge" and "Eighth Amendment";
(v) in the Original Loan Documents, deleting any and all references to the then existing Termination Date/maturity date of "May 31, 1999" and inserting a new Termination Date/maturity date of "May 31, 2000" in their place and stead; (vi) in the Original Loan Documents, providing that any and all references to the "Revolving Note" shall be deemed to refer to the Original Revolving Note as amended and modified up through and including the Eighth Allonge; and (vii) in the Original Loan Documents, providing that any and all references to the "Loan Agreement" shall be deemed to refer to the Original Loan Agreement as amended and modified up through and including the Eighth Amendment; and

     WHEREAS, as of May 10, 1999, the Borrower, as the maker, executed and delivered to Summit, as the payee, a certain Ninth Allonge to $4,000,000.00 Revolving Note Dated February 21, 1991 (hereinafter referred to as the "Ninth
Allonge") for the purpose of amending and modifying the aggregate principal amount of the Original Revolving Credit Loan from the then existing aggregate principal amount of "$6,000,000.00" to a new, increased aggregate principal amount of "$8,500,000.00"; and

     WHEREAS, as of May 10, 1999, the Borrower, Joule Technical Services, Inc., Joule Technical Staffing, Inc., Joule Maintenance Corporation and Summit entered into a certain Ninth Amendment and Modification Agreement (hereinafter referred to as the "Ninth Amendment"), for the purposes of (i) in Article I, Section 1.1 of the Original Loan Agreement, increasing the Commitment amount of the Original Revolving Credit Loan from the then existing Commitment amount of "$6,000,000.00" to a new, increased Commitment amount of "$8,500,000.00"; (ii) in Article I, Section 1.1 of the Original Loan Agreement, amending and modifying the definition of "Loan Documents" to provide for the Ninth Allonge and the Ninth Amendment; (iii) in Article I, Section 1.1 of the Loan Agreement, providing for the new definitions of "Ninth Allonge" and "Ninth Amendment"; (iv) in the Original Loan Documents, providing that any and all references to the "Revolving Note" shall be deemed to refer to the Original Revolving Note as amended and modified up through and including the Ninth Allonge; and (v) in the Original Loan Documents, providing that any and all references to the "Loan Agreement" shall be deemed to refer to the Original Loan Agreement as amended and modified up through and including the Ninth Amendment; and

     WHEREAS, as of November 15, 1999, the Borrower, as the maker, has executed and delivered to Summit, as the payee, a certain Tenth Allonge to $4,000,000.00 Revolving Note Dated February 21, 1991 (hereinafter referred to as the Tenth Allonge") for the purpose of amending and modifying the aggregate principal amount of the Original Revolving Credit Loan from the then existing aggregate principal amount of "$8,500,000.00" to a new, increased aggregate principal amount of "$9,000,000.00"; and

     WHEREAS, as of November 15, 1999, the Borrower, Joule Technical Services, Inc., Joule Technical Staffing, Inc., Joule Maintenance Corporation and Summit entered into a certain Tenth Amendment and Modification Agreement (hereinafter referred to as the "Tenth Amendment"), for the purposes of (i) in Article I,
Section 1.1 of the Original Loan Agreement, increasing the Commitment amount of the Original Revolving Credit Loan from the then existing Commitment amount of "$8,500,000.00" to a new, increased Commitment amount of "$9,000,000.00"; (ii) in Article I, Section 1.1 of the Original Loan Agreement, amending and modifying the definition of "Loan Documents" to provide for the Tenth Allonge and the Tenth Amendment; (iii) in Article I, Section 1.1 of the Original Loan Agreement, providing for the new definitions of "Tenth Allonge" and "Tenth Amendment"; (iv) in the Original Loan Documents, providing that any and all references to the "Revolving Note" shall be deemed to refer to the Original Revolving Note as amended and modified up through and including the Tenth Allonge; and (v) in the Original Loan Documents, providing that any and all references to the "Loan Agreement" shall be deemed to refer to the Original Loan Agreement as amended and modified up through and including the Tenth Amendment; and

     WHEREAS, on May 26, 2000, the Borrower, Joule Technical Services, Inc., Joule Technical Staffing, Inc., and Joule Maintenance Corporation executed and delivered to Summit a certain Letter Amendment (hereinafter referred to as the "Eleventh Amendment") for the purpose of extending the term of the Original Revolving Credit Loan from the then current maturity date of "May 31, 2000" to a new maturity date of "May 31, 2001"; and

     WHEREAS, pursuant to a certain Certificate of Merger filed with the Office of the New Jersey Department of the Treasury, Division of Revenue on November 22, 2000, Joule Maintenance Corporation was merged with and into Joule Technical Services, Inc. with Joule Technical Services, Inc. being the surviving entity; and

     WHEREAS, on or about March 1, 2001, Summit merged into Fleet, with Fleet being the surviving entity; and

     WHEREAS, on May 31, 2001, the Borrower, Joule Technical Services, Inc., Joule Technical Staffing, Inc. and Joule Maintenance Corporation executed and delivered to the Lender a certain Letter Amendment (hereinafter referred to as the "Twelfth Amendment") for the purposes of (i) extending the term of the Original Revolving Credit Loan from the then current maturity date of "May 31, 2001" to a new maturity date of "May 31, 2002", and (ii) in Article II of the Original Loan Agreement, deleting the existing Section 2.4(1) and inserting a new Section 2.4(1) in its place and stead; and

     WHEREAS, for the purposes of this Thirteenth Amendment, (i) the Original Loan Agreement, as amended and modified up through and including the Twelfth Amendment, shall be hereinafter referred to as the "Loan Agreement", (ii) the Original Revolving Note, as amended and modified up through and including the Tenth Allonge and the Twelfth Amendment, shall be hereinafter referred to as the "Revolving Note", (iii) the Original Revolving Credit Loan, as amended and modified up through and including the Tenth Allonge and the Twelfth Amendment, shall be hereinafter referred to as the "Revolving Credit Loan", (iv) the Original Corporate Guaranty, as amended and modified up through and including the Twelfth Amendment, shall be hereinafter referred to as the "Corporate Guaranty"); and (v) all of the Original Loan Documents, as amended and modified up through and including the Tenth Allonge and the Twelfth Amendment, shall be hereinafter collectively referred to as the "Loan Documents"; and

     WHEREAS, the Borrower, the Corporate Guarantors and the Lender have agreed to enter into this Thirteenth Amendment for the purposes (i) in Article I,
Section 1.1 of the Loan Agreement, amending and modifying the definition of "Loan Documents" to provide for the Eleventh Amendment, the Twelfth Amendment and this Thirteenth Amendment; (ii) in Article I, Section 1.1 of the Loan Agreement, deleting the existing definition of "Corporate Guarantors" and inserting a new definition of "Corporate Guarantors" in its place and stead;
(iii) in Article I, Section 1.1 of the Loan Agreement, providing for the new definitions of "Eleventh Amendment", "Twelfth Amendment" and "Thirteenth
Amendment"; (iv) in the Loan Agreement and all of the other Loan Documents, providing for the merger of Joule Maintenance Corporation with and into Joule Technical Services, Inc., with Joule Technical Services, Inc. being the surviving entity; (v) in the Loan Agreement and all of the other Loan Documents, amending and modifying the terms of the Loan Agreement and the other Loan Documents to provide for the addition of Joule Staffing Services as an additional Corporate Guarantor, guarantying, on a joint and several basis with the other Corporate Guarantors, the full, prompt and unconditional payment and performance of all of the Obligations of the Borrower, and as an additional Obligor, pledging all of its personal property assets to the Lender as additional collateral security for the Loan Facility; (vi) in the Loan Agreement and the other Loan Documents, providing that any and all references to the "Loan Agreement" or to any of the other "Loan Documents" shall be deemed to refer to the Loan Agreement or such other Loan Document as amended and modified up through and including this Thirteenth Amendment; (vii) in the Loan Documents, providing that any and all references to the "Corporate Guarantors" shall be deemed to refer collectively to Joule Technical Services, Inc., Joule Technical Staffing, Inc., and Joule Staffing Services, on a joint and several basis;
(viii) in the Loan Agreement, providing for additional representations, warranties, and covenants required by the changes to Article 9 of the Uniform Commercial Code; and (ix) in the Loan Agreement and all of the other Loan Documents, amending and modifying all references to the name of the Lender as "Summit" and "Summit Bank" to be references to "Fleet" and "Fleet National Bank", respectively; and

     WHEREAS, defined terms used but not expressly defined herein shall have the same meanings when used herein as set forth in the Loan Agreement.

     NOW, THEREFORE, in consideration of these premises and the mutual representations, covenants and agreements of the Borrower, the Corporate Guarantors and the Lender, each party binding itself and its successors and assigns does hereby promise, covenant and agree as follows:

      1. Accuracy of Recitals. The Borrower, the Corporate Guarantors, and the Lender each hereby represent and warrant that all of the recitals contained in this Thirteenth Amendment are true, correct and accurate and such recitals are hereby incorporated herein by reference as part of the substantive provisions of this Thirteenth Amendment.

     2. Revolving Note. There is, as of September 15, 2001, presently due and owing on the Revolving Note the principal sum $5,550,000.00, without defense, offset or counterclaim, all of which are hereby expressly waived by the Borrower and the Corporate Guarantors as of the date hereof. The foregoing principal balance is allocated as follows: (a) $5,550,000.00 for outstanding Advances of direct loans under the Revolving Note and (b) -$0- for Letters of Credit.

     3. Conditions Precedent to Thirteenth Amendment. By their execution hereof, the Borrower and the Corporate Guarantors hereby acknowledge and agree that the Lender's consent to enter into this Thirteenth Amendment is contingent upon the following:

           (a) the payment by the Borrower of all costs, expenses and fees of the transaction contemplated by this Thirteenth Amendment, including, but not limited to (i) all search costs and expenses, (ii) all fees and expenses of the Lender's attorneys, and (iii) all accrued and unpaid interest up to and including the date hereof; and

           (b) the continued delivery by the Borrower to the Lender of copies of all valid insurance certificates with respect to worker's compensation, general liability, umbrella liability and other insurance required pursuant to the Loan Agreement, all of which name the Lender as lender, secured party and/or loss payee with respect to all of the Collateral.

     4. Security Interest; Collateral. The Borrower, Joule Technical Staffing, Inc. and Joule Technical Services, Inc. hereby affirm and confirm that the security interests granted to the Lender in Section 3.1 of the Loan Agreement, as amended and modified by this Thirteenth Amendment, continue to be valid first liens on the Collateral.

     5. Loan Agreement. The Loan Agreement, as previously amended and modified, is hereby further amended and modified, as follows:

           (a)  Article I, Section 1.1 shall be amended and modified as follows:

                (i) Subsection (o) shall be deleted in its entirety and the following new subsection (o) shall be inserted in its place and stead:

                    "(o) "Corporate Guarantors" shall mean each subsidiary of the Borrower now or hereafter existing, including, without limitation (i) Joule Technical Services, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal executive office located at 1245 Route 1 South, Edison, New Jersey 08837, (ii) Joule Technical Staffing, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal executive offices located at 1245 Route 1 South, Edison, New Jersey 08837, and (iii) Joule Staffing Services, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal executive offices located at 1245 Route 1 South, Edison, New Jersey 08837."

               (ii) Subsection (cc) shall be amended and modified by inserting a reference to the Eleventh Amendment, the Twelfth Amendment and this Thirteenth Amendment.

               (iii)The following new definitions shall be inserted:

               ""Eleventh Amendment" shall mean that certain Letter Amendment dated May 26, 2000, pursuant to which the Borrower, Joule Technical Services, Inc., Joule Technical Staffing, Inc., Joule Maintenance Corporation and the Lender agreed to further amend and modify the terms of this Agreement and the other Loan Documents, all as previously amended and modified for the purposes more fully set forth and described therein."

               ""Twelfth Amendment" shall mean that certain Letter Amendment dated May 31, 2001, pursuant to which the Borrower, Joule Technical Services, Inc., Joule Technical Staffing, Inc., Joule Maintenance Corporation and the Lender agreed to further amend and modify the terms of this Agreement and the other Loan Documents, all as previously amended and modified for the purposes more fully set forth and described therein."

               ""Thirteenth   Amendment"  shall  mean  that  certain  Thirteenth
               Amendment and Modification Agreement dated September 15, 2001, pursuant to which the Borrower, the Corporate Guarantors and the Lender agreed to further amend and modify the terms of this Agreement and the other Loan Documents, all as previously amended and modified for the purposes more fully set forth and described therein."

          (b)  Article III shall be amended and modified as follows:

               (i)  The following new Section 3.3 shall be added:

           "3.3 Additional Representations and Warranties. The Borrower and each of the Obligors hereby represents and warrants to the Bank that (a) neither the Borrower nor any Obligor has ever changed, altered, amended and/or modified its state of organization, whether through or as a result of any merger, acquisition, consolidation, or otherwise;
           (b) the exact full name of (i) the Borrower as filed with the Office of the Secretary of State of the State of Delaware is "Joule, Inc.",
           (ii) Joule Technical Services, Inc. as filed with the Office of the New Jersey

          Department of the Treasury, Division of Revenue is "Joule Technical Services, Inc.", (iii) Joule Technical Staffing, Inc. as filed with the Office of the New Jersey Department of the Treasury, Division of Revenue is "Joule Technical Staffing, Inc.", and (iv) Joule Staffing Services, Inc. as filed with the Office of the New Jersey Department of the Treasury, Division of Revenue is "Joule Staffing Services, Inc.", and that neither the Borrower nor any of the Obligors has ever changed, altered, amended and/or modified its exact full name, whether through or as a result of any merger, acquisition, consolidation, or otherwise, (c) neither the Borrower nor any of the Obligors is now, or has ever been, known by any tradename, alternate or fictitious name or any other name, other than the exact full names referred to in clause
          (b) above; (d) each of the Borrower and the Obligors has a principal place of business located at 1245 Route 1 South, Edison, New Jersey 08837 and neither the Borrower nor any of the Obligors has ever changed, altered or modified its principal place of business, except as expressly set forth in the recitals to the Thirteenth Amendment;
          (e) (i) the Borrower's employer identification number is 22-2735672 and the Borrower's organizational identification number is 2097190;
          (ii) Joule Technical Services, Inc.'s employer identification number is 22-3203431 and Joule Technical Services, Inc.'s organizational identification number is 0100537551, (iii) Joule Technical Staffing, Inc.'s employer identification number is 22-3482963 and Joule Technical Staffing, Inc.'s organizational identification number is 204493, and (iv) Joule Staffing Services, Inc.'s employer identification number is 22-3769250 and Joule Staffing Services, Inc.'s organizational identification number is 0100835019; and (f) neither the Borrower nor any of the Obligors currently holds any "commercial tort claims" (as such term is defined in Section 9-101 of the Code)."

                (ii) The following new Section 3.4 shall be added:

          "3.4 Additional Covenants. The Borrower and each of the Obligors hereby covenants and agrees to give written notice to the Bank in the event that the Borrower or any of the Obligors, whether as a result of any merger, acquisition, consolidation or otherwise, (a) changes its exact full name, (b) changes its state of organization, (c) changes its type of organization, (d) uses, establishes or otherwise does business under any tradename, alternate or fictitious name or any other name, (e) changes its principal place of business; and/or (f) changes its employer identification number and/or its organizational identification number, which notice, in any event, shall be given not less than fifteen (15) Business Days prior to such change taking place or such tradename, alternate or fictitious name or other name being used."

                (iii)The following new Section 3.5 shall be added:

           "3.5 Authorization to File Financing Statements. The Borrower and each of the Obligors hereby specifically and irrevocably authorizes the Bank, at any time and from time to time, to file in any Code jurisdiction any initial financing statements and/or amendments thereto that contain any information required by part 5 of Article 9 of the Code, as adopted and enacted and as in effect from time to time, of the applicable State or States, for the sufficiency or filing office acceptance of any financing statement or amendment, including, without limitation, whether the Borrower or any of the Obligors is an organization, the type of organization and any organization identification number issued to the Borrower or such Obligor. The Borrower and each of the Obligors hereby covenants and agrees to furnish any such information to the Bank promptly upon request."

                (iv) The following new Section 3.6 shall be added:

           "3.6 Additional Provisions Addressing Revised Article 9.

                (a) Concerning Revised Article 9 of the Uniform Commercial Code. The Borrower and each of the Obligors hereby consents and agrees to the following provisions in anticipation of the possible application, in one or more jurisdictions to the transactions contemplated hereby, of the revised Article 9 of the Code in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and contained in the 1999 Official Text of the Uniform Commercial Code (hereinafter referred to as "Revised Article 9").

                (b)  Collateral;   Attachment.   In  applying  the  law  of  any
           jurisdiction in which Revised Article 9 is in effect, the Collateral is all assets of the Borrower and of the Obligors, whether or not within the scope of Revised Article 9. The Collateral shall include, without limitation, the following categories of assets, each as defined in Revised Article 9: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health care insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned or hereafter acquired. If the Borrower or any of the Obligors shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a "commercial tort claim" (as such term is defined in Revised Article 9), the Borrower or such Obligor shall immediately notify the Bank in a writing signed by the Borrower or such Obligor, such writing to be in form and substance acceptable to the Bank in its sole and absolute discretion, of the details thereof and grant to the Bank a security interest therein and in the proceeds thereof, all upon and subject to the terms, conditions, and provisions of this Agreement.

                (c) Additional Grant of Security Interest in Specified Property.

                     (i) Each of the Borrower and the Obligors hereby covenants and agrees that, in anticipation of the possible application, in one or more jurisdictions, of Revised Article 9, each of the Borrower and the Obligors, in addition to the items previously described as constituting Collateral, hereby gives, grants, bargains, assigns and confirms that it has granted to the Bank, a security interest in the following items of its properties, assets and rights, whether now owned or hereafter acquired and wherever located:

                     All other  goods,  rights to  payment  of money,  insurance refund claims and all other insurance claims and proceeds, tort claims, electronic chattel paper, securities and other investment property, rights to proceeds of letters of credit, letter of credit rights, supporting obligations of every nature, all tax refund claims, license fees, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, customer lists, goodwill and all licenses, permits, agreements of any kind or nature pursuant to which (A) the Borrower or such Obligor operates or has authority to operate, (B) the Borrower or such Obligor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others, or (C) others possess, use or have authority to possess or use property (whether tangible or intangible) of the Borrower or such Obligor, and all recorded data of any kind or nature, regardless of the medium of recording, including without limitation, all software, writings, plans, specifications and schematics.

                     (ii) Nothing herein contained in this Agreement shall be construed to narrow the scope of Bank's security interest in any of the Collateral or in the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Bank hereunder except (and then only to the extent) as mandated by Revised Article 9 and then only to the extent applicable.

                     (iii)The Borrower and the Obligors hereby further acknowledge and agree that the grant of Collateral in this Agreement covers, and is intended to cover, all assets of the Borrower and the Obligors.

                (d) Perfection by Filing. The Bank may at any time and from time to time, pursuant to the terms, conditions and provisions of this Agreement, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Borrower and the Obligors or words of similar  effect and which contain any other  information  required by
           Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Borrower or any of the Obligors is an organization, the type of organization of the Borrower or of any Obligor and any organizational identification number issued to the Borrower or to any Obligor. Each of the Borrower and the Obligors hereby covenants and agrees to furnish any such information to the Bank promptly upon request. Any such financing statements, continuation statements or amendments may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

                (e) Other Types of Perfection. The Borrower and the Obligors shall at any time and from time to time, whether or not Revised
           Article 9 is in effect in any particular jurisdiction, take such steps as the Bank may reasonably request for the Bank (i) to obtain an acknowledgment, in form and substance satisfactory to the Bank, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the benefit of the Bank, (ii) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as all such terms are defined in Revised Article 9 with corresponding provisions in Rev. ss.ss. 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Bank in its sole and absolute discretion, and
           (iii) otherwise to insure the continued perfection and priority of the Bank's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised Article 9 in any jurisdiction."

                (iv) The following new Section 3.7 shall be added:

           "3.7 Other Actions With Respect to the Collateral. Further to insure the attachment, perfection and first priority of, and the ability of the Bank to enforce, the Bank's security interest in the Collateral, each of the Borrower and the Obligors hereby covenants and agrees, in each case at their sole cost and expense, to take the following actions with respect to the following Collateral:

                (a) Promissory Notes and Tangible Chattel Paper. If the Borrower or any Obligor shall at any time hold or acquire any promissory notes or tangible chattel paper, the Borrower or such Obligor shall
           forthwith  endorse,   assign  and  deliver  the  same  to  the  Bank,
           accompanied by such instruments of transfer or assignment, duly executed in blank, as the Bank may from time to time specify and/or require.

                (b) Deposit Accounts. For each deposit account that the Borrower or any Obligor at any time opens or maintains, the Borrower or such Obligor shall, at the Bank's request and sole option, pursuant to a written agreement in form and substance satisfactory to the Bank in its sole and absolute discretion, either (i) cause the depositary bank to agree to comply at any time with instructions from the Bank to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the Borrower or such Obligor, or (ii) arrange for the Bank to become the customer of the depositary bank with respect to the deposit account, with the Borrower or such Obligor being permitted, only with the express written consent of the Bank, to exercise rights to withdraw funds from such deposit account. The Bank hereby agrees with the Borrower and the Obligors that the Bank shall not given any such instructions or withhold any withdrawal rights from the Borrower or the Obligors, unless an Event of Default shall have occurred and be continuing, or unless, after giving effect to any withdrawal not otherwise permitted by the Loan Documents, an Event of Default would occur. The provisions of this Section 3.7(b) shall not apply to (A) any deposit account for which the Borrower or the appropriate Obligor, any depositary bank and the Bank have entered into a cash collateral agreement specially negotiated by and among the Borrower or such appropriate Obligor, such depositary bank and the Bank for the specific purpose set forth therein, (B) deposit accounts for which the Bank is the depositary bank, and (iii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Borrower's and/or the Obligors' salaried employees.

                (c) Investment Property. If the Borrower or any of the Obligors shall at any time hold or acquire any certificated securities, the Borrower or such Obligors shall forthwith endorse, assign and deliver the same to the Bank, accompanied by such instruments of transfer or assignment duly executed in blank as the Bank may from time to time specify and/or require. If any securities now or hereafter acquired by the Borrower or any of the Obligors are uncertificated and are issued to the Borrower or one of the Obligors, or a nominee directly by the issuer thereof, the Borrower or such Obligor shall immediately notify the Bank thereof in writing and, at the Bank's request and sole option, pursuant to a written agreement in form and substance satisfactory to the Bank in its sole and absolute discretion, either
           (i) cause such issuer to agree to comply with instructions from the Lender as to such securities, without further consent of the Borrower or such Obligor or such nominee, or (ii) arrange for the Bank to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Borrower or any of the Obligors are held by the Borrower or any of the Obligors or a nominee through a securities intermediary or commodity intermediary, the Borrower or such Obligor shall immediately notify the Bank thereof in writing and, at the Bank's request and sole option, pursuant to a written agreement in form and substance satisfactory to the Bank, either (A) cause such securities intermediary or, as the case may be, commodity intermediary to agree to comply with entitlement orders or other instructions from the Bank to such securities intermediary or such commodity intermediary as to such securities or other investment property, or, as the case may be, to apply any value distributed on account of any commodity contract as directed by the Bank to such commodity intermediary, in each case without further consent of the Borrower or such Obligor or such nominee, or (B) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Bank to become the entitlement holder with respect to such investment property, with the Borrower or such Obligor being permitted, only with the express written consent of the Bank, to exercise rights to withdraw or otherwise deal with such investment property. The Bank hereby agrees with the Borrower and the Obligors that the Bank shall not given any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Borrower or any of the Obligors, unless an Event of Default shall have occurred and be continuing, or unless, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, an Event of Default would occur. The provisions of this Section 3.7(c) shall not apply to any financial assets credited to a securities account for which the Bank is the securities intermediary.

                (d) Collateral in the Possession of a Bailee. If any goods are at any time in the possession of a bailee, the Borrower or the Obligors shall promptly notify the Bank thereof in writing and, if requested by the Bank, shall promptly obtain a written acknowledgement from the bailee, in form and substance satisfactory to the Bank in its sole and absolute discretion, that the bailee holds such Collateral for the benefit of the Bank and that such bailee shall act upon the instructions of the Bank, without the further consent of the Borrower or any of the Obligors. The Bank hereby agrees with the Borrower and the Obligors that the Bank shall not give any such instructions unless an Event of Default shall have occurred and be continuing or unless, after taking into account any action by the Borrower or the Obligors with respect to the bailee, an Event of Default would occur.

                (e) Electronic Chattel Paper and Transferable Records. If the Borrower or any of the Obligors at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in ss.16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Borrower or such Obligors shall promptly notify the Bank thereof in writing and, at the request and sole option of the Bank, shall take such action as the Bank may request to vest in the Bank control under UCC ss.9-105 of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, ss.16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Bank hereby agrees with the Borrower and the Obligors that the Bank will arrange, pursuant to procedures satisfactory to the Bank in its sole and absolute discretion, and so long as such procedures will not result in the Bank's loss of control, for the Borrower and/or the Obligors to make alterations to the electronic chattel paper or transferable record permitted under UCC ss.9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or ss.16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default shall have occurred and be continuing or unless, after taking into account any action by the Borrower and the Obligors with respect to such electronic chattel paper or transferable record, an Event of default would occur.

                (f) Letter of Credit Rights. If the Borrower or any of the Obligors is at any time a beneficiary under a letter of credit now or hereafter issued in favor of the Borrower or such Obligor, the Borrower or such Obligor shall promptly notify the Bank thereof in writing and, at the request and sole option of the Bank, the Borrower or such Obligor shall, pursuant to a written agreement in form and substance satisfactory to the Bank in its sole and absolute discretion, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Bank of the proceeds of any drawing under the letter of credit, or (ii) arrange for the Bank to become the transferee beneficiary of the letter of credit, with the Bank agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied to the Obligations, in the order determined by the Bank, in its sole and absolute discretion.

                (g) Commercial Tort Claims. If the Borrower or any of the Obligors shall at any time hold or acquire a commercial tort claim, the Borrower or such Obligor shall immediately notify the Bank in a writing signed by the Borrower or such Obligor of the brief details thereof and grant to the Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Bank in its sole and absolute discretion.

                (h) Other Actions as to any and all Collateral. Each of the Borrower and the Obligors hereby further covenants and agrees to take any other action requested by the Bank to insure the attachment, perfection and first priority of, and the ability of the Bank to enforce, the Bank's security interest in any and all of the Collateral including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Borrower's or any Obligor's signature thereon is required therefor, (ii) causing the Bank's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Bank to enforce, the Bank's security interest in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Bank to enforce, the Bank's security interest in such Collateral, (iv) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (v) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Bank in its sole and absolute discretion, and (vi) taking all actions required by any earlier versions of the Code or by other law, as applicable in any relevant Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

           (c) All references to the name of the existing name of the Lender of "Summit Bank" shall be deleted in their entirety and new references to the current name of the Lender of "Fleet National Bank, as successor by merger to Summit Bank" shall be inserted in their place and stead.

     6. Loan Documents. The Loan Documents are hereby further amended and modified as follows:

           (a) All references to "Joule Maintenance Corporation" shall be deemed to refer to "Joule Technical Services, Inc.".

           (b) All references to the "Corporate Guarantors" shall be deemed to refer collectively to Joule Technical Services, Inc., Joule Technical Staffing, Inc., and Joule Staffing Services, Inc.

           (c) All references to the name of the existing name of the Lender of "Summit Bank" shall be deleted in their entirety and new references to the current name of the Lender of "Fleet National Bank, as successor by merger to Summit Bank" shall be inserted in their place and stead.

           (d) All references to the "Loan Agreement" shall be deemed to refer to the Loan Agreement as amended and modified up through and including this Thirteenth Amendment.

           (e) All references to any of the "Loan Documents" shall be deemed to refer to such Loan Document as amended and modified up through and including this Thirteenth Amendment.

     7. Uniform Commercial Code. The Borrower, the Corporate Guarantors and the Lender hereby covenant and agree that any and all references to the terms "Uniform Commercial Code", the "Code" and/or the "UCC" contained in the Loan Agreement, the Corporate Guaranty and/or in any other Loan Document shall mean and refer to the Uniform Commercial Code, as adopted and enacted and as in effect from time to time, of the applicable State or States. To the extent that the definition of any category or type of collateral is modified by any amendment, modification and/or revision to the Uniform Commercial Code, such amended, modified and/or revised definition will apply to the Loan Agreement, the Corporate Guaranty and all of the other

Loan Documents automatically as of the effective date of such amendment, modification and/or revision.

     8. Addition of Joule Staffing Services as a Corporate Guarantor.

           (i) In consideration of the Revolving Credit Loan being made available to the Borrower and with knowledge that the Lender would not have made the Revolving Credit Loan available but for the promises of Joule Staffing Services hereunder, Joule Staffing Services, by its execution and delivery of this Thirteenth Amendment, hereby assumes, accepts, and agrees to be subject to, on a joint and several basis with all of the other Corporate Guarantors, all of the rights, obligations, responsibilities and liabilities of a "Corporate Guarantor" under the Loan Agreement and under the Corporate Guaranty and is hereby deemed to be a "Corporate Guarantor" thereunder as if it had originally executed the Loan Agreement and the Corporate Guaranty. Joule Staffing Services hereby represents and warrants to the Lender that it has read, understood and agreed to each of the terms, conditions and provisions of the Loan Agreement, the Loan Documents and the Corporate Guaranty. The addition of Joule Staffing Services as a "Corporate Guarantor" shall in no way affect, change, modify or diminish the obligations, responsibilities and liabilities of any of the other Corporate Guarantors under the Loan Agreement, the Loan Documents or the Corporate Guaranty.

           (ii) The Borrower, Joule Technical Staffing, Inc. and Joule Technical Services, Inc. hereby expressly confirm and affirm that the addition of Joule Staffing Services to the Corporate Guaranty does not affect the enforceability and validity of the Corporate Guaranty with respect to Joule Technical Staffing, Inc. and Joule Technical Services, Inc., and the Corporate Guaranty remains in full force and effect as a continuing guaranty of the full, prompt and unconditional payment of all present and future obligations and/or liabilities of any kind of the Borrower due and owing to the Lender, including, without limitation, the repayment in full of the Revolving Credit Loan.

     9. Addition of Joule Staffing Services, Inc. to the Loan Agreement as an Obligor.

           (i) In consideration of the Revolving Credit Loan being made available to the Borrower and with knowledge that the Lender would not have made the Revolving Credit Loan available but for the promises of Joule Staffing Services hereunder, Joule Staffing Services, by its execution and delivery of this Thirteenth Amendment, hereby assumes and accepts all of the rights, obligations, responsibilities and liabilities of an "Obligor" under the Loan Agreement and is hereby deemed to be an "Obligor" under the Loan Agreement as if it had originally executed the Loan Agreement.

           (ii) As collateral security for the prompt and complete payment and performance when due by Joule Staffing Services of all of its obligations and liabilities under the Loan Agreement, the Corporate Guaranty and all of the other Loan Documents, including, without limitation, the following: (i) all indebtedness of Joule Staffing Services owed to the Lender arising on or after the date hereof under the Loan Agreement and/or under the Corporate Guaranty, both principal and interest, and any extensions, renewals, refundings, substitutions of or for such indebtedness in whole or in part, (ii) all indebtedness of Joule Staffing Services owed to the Lender for reasonable fees, costs and expenses contemplated by the Loan Agreement and/or the Corporate Guaranty, (iii) all obligations of Joule Staffing Services to the Lender arising under the other Loan Documents, (iv) all other indebtedness, obligations and liabilities of Joule Staffing Services owed to the Lender now or hereafter existing, in connection with the Loan Agreement and/or the Corporate Guaranty or any of the other Loan Documents whether or not contemplated by the Lender and/or Joule Staffing Services at the date hereof and whether direct or indirect, matured or contingent, joint or several or otherwise, (v) all future advances made by the Lender for the protection or preservation of the Collateral, including, without limitation, reasonable advances for storage and transportation charges, taxes, insurance, repairs and the like when and as the same become due whether at maturity or by declaration, acceleration or otherwise, or if not due when payment thereof shall be demanded by the Lender, and (vi) any and all costs and expenses, including, without limitation, all costs and expenses of collection and post-judgment collection costs and expenses, paid or incurred by the Lender in connection with the collection of the amounts referred to in the preceding clauses (i), (ii), (iii), (iv) or (v), in connection with the enforcement or realization upon any or all of the Collateral or the Lender's security interest therein or in connection with the taking of any other action permitted by the Loan Agreement, Joule Staffing Services hereby collaterally assigns, mortgages, hypothecates, conveys, transfers and grants to the Lender a continuing security interest in all of its present and future rights, title and interests in and to all of its personal property (whether tangible or intangible and whether now owned or hereafter acquired), including, without limitation, the personal property described in Section 3.1 of the Loan Agreement, as amended and modified by this Thirteenth Amendment, wherever said personal property may be located, as such personal property may be hereafter amended and/or modified from time to time.

           (iii)Joule Staffing Services hereby represents and warrants to the Lender that it has read, understood and agreed to each of the terms, conditions and provisions of the Loan Agreement. The addition of Joule Staffing Services as an "Obligor" shall in no way affect, change, modify or diminish the obligations, responsibilities and liabilities of any of the other Obligors under the Loan Agreement. Each of the Borrower, Joule Technical Staffing, Inc. and Joule Technical Services, Inc. hereby regrants, recoveys and reassigns a continuing security interest in all of its present and future rights, title and interests in and to all of its respective personal property (whether tangible or intangible and whether now owned or hereafter acquired), including, without limitation, the personal property described in Section 3.1 of the Loan Agreement, as amended and modified by this Thirteenth Amendment, wherever said personal property may be located, as such personal property may be hereafter amended and/or modified from time to time.

     10. Remaking of Representations and Warranties. To the best of the Borrower's and each of the Corporate Guarantors' knowledge, all representations and warranties contained in the Loan Documents, as amended and modified through this Thirteenth Amendment are true, accurate and complete as of the date hereof and shall be deemed continuing representations and warranties so long as the Revolving Credit Loan shall remain outstanding.

     11. No Amendment of Other Terms. All other terms and conditions of the Loan Documents, as amended and modified by this Thirteenth Amendment, remain in full force and effect, except as amended and modified herein, and the parties hereto hereby expressly confirm and reaffirm all of their respective liabilities, obligations, duties and responsibilities under and pursuant to said Loan Documents, including, without limitation, the obligations of the Corporate Guarantors under the Corporate Guaranty, as amended and modified by this Thirteenth Amendment.

     12. No Novation. It is the intention of the parties hereto that this Thirteenth Amendment shall not constitute a novation and shall in no way adversely affect or impair the lien priority of the Loan Documents. In the event this Thirteenth Amendment, or any portion hereof in any of the instruments executed in connection herewith shall be construed or shall operate to affect the lien priority of the Loan Documents, then to the extent such instrument creates a charge upon the Loan Documents in excess of that contemplated and permitted thereby, and to the extent third parties acquiring an interest in the Loan Documents between the time of recording of the Loan Documents and the recording of this Thirteenth Amendment are prejudiced hereby, if any, this Thirteenth Amendment shall be void and of no force and effect; provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all terms and conditions hereof until all indebtedness evidenced by the Revolving Note shall have been paid in full and the Revolving Credit Loan shall have been terminated.

     13. Additional Covenants, Representations and Warranties of the Borrower and the Corporate Guarantors. The Borrower and the Corporate Guarantors do hereby:

           (i) ratify, confirm and acknowledge that, as amended and modified by this Thirteenth Amendment, the Loan Documents continue to be valid, binding and in full force and effect;

           (ii)   covenant  and  agree  to  perform  all  of  their   respective
obligations contained in the Loan Documents, as amended and modified by this Thirteenth Amendment;

           (iii)represent and warrant that, after giving effect to the transactions contemplated by this Thirteenth Amendment, no "Event of Default" (as such term is defined in the Loan Agreement), exists or will exist upon the delivery of notice, passage of time, or both;

           (iv) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Revolving Note or of the Revolving Credit Loan, or any waiver of any of the other Loan Documents, and do not constitute a release, termination or waiver of any of the liens, security interests or rights or remedies granted to the Lender under the Loan Documents, all of which liens, security interests, rights or remedies are hereby ratified, confirmed and continued as security for the Revolving Credit Loan, as amended and modified hereby; and


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

           (v) acknowledge and agree that the failure by the Borrower and/or the Corporate Guarantors to comply with or perform any of their respective covenants, agreements or obligations contained herein shall constitute an Event of Default under the Loan Agreement.

     14. Additional Documents; Further Assurances. The Borrower and the Corporate Guarantors hereby covenant and agree to execute and/or deliver to the Lender, or to cause to be executed and/or delivered to the Lender contemporaneously herewith, at the sole cost and expense of the Borrower and the Corporate Guarantors, any and all other documents, agreements, statements, resolutions, certificates, opinions, consents, searches and information as the Lender may reasonably request in connection with the matters or actions described herein. The Borrower and the Corporate Guarantors hereby further covenant and agree to execute and/or deliver to the Lender, or to use their best efforts to cause to be executed and/or delivered to the Lender, at their sole cost and expense, from time to time, any and all other documents, agreements, statements, certificates and information as the Lender shall reasonably request to evidence or effect the terms of the Loan Agreement, as amended and modified up through and including this Thirteenth Amendment, or any of the other Loan Documents, as amended and modified up through and including this Thirteenth Amendment, or to enforce or protect the Lender's interest in the Collateral. All such documents, agreements, statements, etc., shall be in form and content reasonably acceptable to the Lender.

     15. Fees, Costs, Expenses and Expenditures. The Borrower shall pay all of the Lender's reasonable expenses in connection with the review, preparation, negotiation, documentation and closing of this Thirteenth Amendment and the consummation of the transactions contemplated hereunder, including, without limitation, fees, expenses and disbursements of legal counsel retained by the Lender and all fees related to filings, recordings of documents and searches, whether or not the transactions contemplated hereunder are consummated.

     16. No Waiver. Nothing contained herein constitutes an agreement or obligation by the Lender to grant any further amendments to any of the Loan Documents and nothing contained herein constitutes a waiver or release by the Lender of any rights or remedies available to the Lender under the Loan Documents, at law or in equity, provided that the foregoing is not intended to revoke the Lender's previous consent to the requested actions by the Borrower and/or the Corporate Guarantors where such consent was delivered by the Lender in writing.

     17. Inconsistencies. To the extent of any inconsistency between the terms and conditions of this Thirteenth Amendment and the terms and conditions of the Loan Agreement or the Loan Documents, the terms and conditions of this Thirteenth Amendment shall prevail. All terms, conditions and provisions of the Loan Agreement and the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by the Borrower and/or the Corporate Guarantors.

     18. Binding Effect. This Thirteenth Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.


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

     19. Counterparts. This Thirteenth Amendment may be executed by one or more of the parties to this Thirteenth Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     20. Waiver Of Jury Trial. THE BORROWER, THE CORPORATE GUARANTORS AND THE LENDER HEREBY WAIVE ANY AND ALL RIGHTS THAT THEY MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE, TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN THE BORROWER, THE CORPORATE GUARANTORS AND THE LENDER OR THEIR RESPECTIVE SUCCESSORS AND/OR ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS THIRTEENTH AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION WITH THE REVOLVING CREDIT LOAN. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDING. THE BORROWER, THE CORPORATE GUARANTORS AND THE LENDER RECOGNIZE THAT ANY DISPUTE ARISING IN CONNECTION WITH THE REVOLVING CREDIT LOAN IS LIKELY TO BE COMPLEX AND CONSEQUENTLY THEY WISH TO STREAMLINE AND MINIMIZE THE COST OF THE DISPUTE RESOLUTION PROCESS BY AGREEING TO WAIVE THEIR RIGHTS TO A JURY TRIAL.

     IN WITNESS WHEREOF, the parties have caused this Thirteenth Amendment to be duly executed, sealed and attested and/or witnessed, as appropriated, and delivered, all as of the day and year first above written.

                        JOULE, INC., a Delaware corporation
                        JOULE TECHNICAL SERVICES, INC., a New Jersey corporation JOULE TECHNICAL STAFFING, INC., a New Jersey corporation JOULE STAFFING SERVICES, INC., a New Jersey corporation
[SEAL]
ATTEST:


------------------      By:__________________________________________
Bernard G. Clarkin         John G. Wellman, Jr.
Secretary                  In his capacity as the President and Chief Operating
                           Officer of each of the above-referenced corporations


                      FLEET NATIONAL BANK, as successor by merger to Summit Bank


                        By:
                           ------------------
                             Cynthia Colucci
                             Vice President


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